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                                                                  EXHIBIT 10.19


                                  AMENDMENT NO. 2
                                         TO
                                EMPLOYMENT AGREEMENT



     This Amendment No. 2, effective the 28th day of February, 1998, is made to that certain Employment Agreement between Intermec Technologies Corporation (formerly, Intermec Corporation) and Michael Ohanian, dated the 18th day of May, 1995 as amended on February 28, 1997.

     WHEREAS, the parties to the Agreement to extend the Employment Period described in the Agreement from February 28, 1998 to February 28, 1999.

     NOW THEREFORE, by mutual agreement of the parties, the Agreement is hereby amended as follows:

     1.   TERM OF AGREEMENT:

     The date "February 28, 1998" which appears in numbered Paragraphs 1 EMPLOYMENT PERIOD, and 12.2, EXECUTIVE'S REMEDIES FOR TERMINATION, is hereby changed to read "February 28, 1999."

     2.   COMPENSATION:

     The base salary set forth in numbered Paragraph 3, BASE PAY, shall be $300,000 or more as determined by the Chief Executive Officer of UNOVA, the parent of Intermec, for the period of March 1, 1997 through February 28, 1998.

     3.   PERFORMANCE BONUS:

     Numbered Paragraph 7, PERFORMANCE BONUS, as amended by Amendment No. 1 is revised by deleting the words "Western Atlas Inc., 1995 Incentive Compensation Plan" and replacing them with the words "UNOVA, Inc. Management Incentive Compensation Plan."

     4.   "BINDING ARBITRATION," DISPUTES BETWEEN THE COMPANY AND THE
EMPLOYEE:

     If any dispute under this Agreement is not resolved to the satisfaction of each party hereto and the dispute is one that would have been justiciable under applicable state or federal law, the dissatisfied party shall, as its sole remedy, give written notice of that


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party's intention to proceed to final and binding arbitration pursuant to the terms of the Mutual Agreement to Arbitrate Claims to which the employee and the Company are parties, a copy of which is attached hereto as Exhibit A and made a Part of this Agreement.

     5.   OTHER TERMS AND CONDITIONS:

     Except as modified herein all other terms and conditions of the Agreement as amended by Amendment No. 1 shall remain in full force and effect as originally written.

     IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment No. 2 as of the date first written above.

INTERMEC TECHNOLOGIES
CORPORATION                               EXECUTIVE



By:                                       By:
   ------------------------------            ---------------------------
                                              Michael Ohanian
Title:
       --------------------------